UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2019

Southcross Energy Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35719	45-5045230
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1717 Main Street

Suite 5200

Dallas, Texas 75201

(Address of principal executive office) (Zip Code)

(214) 979-3700

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously disclosed, on April 1, 2019 (the “Petition Date”), Southcross Energy Partners, L.P. (the “Partnership”), Southcross Energy Partners GP, LLC, the general partner of Partnership, and certain of the Partnership’s subsidiaries, including Southcross Energy Finance Corp., Southcross Energy Operating, LLC, Southcross Energy GP LLC, Southcross Energy LP LLC, Southcross Gathering Ltd., Southcross CCNG Gathering Ltd., Southcross CCNG Transmission Ltd., Southcross Marketing Company Ltd., Southcross NGL Pipeline Ltd., Southcross Midstream Services, L.P., Southcross Mississippi Industrial Gas Sales, L.P., Southcross Mississippi Pipeline, L.P., Southcross Gulf Coast Transmission Ltd., Southcross Mississippi Gathering, L.P., Southcross Delta Pipeline LLC, Southcross Alabama Pipeline LLC, Southcross Nueces Pipelines LLC, Southcross Processing LLC, FL Rich Gas Services GP, LLC, FL Rich Gas Services, LP, FL Rich Gas Utility GP, LLC, FL Rich Gas Utility, LP, Southcross Transmission, LP, T2 EF Cogeneration Holdings, LLC, and T2 EF Cogeneration LLC (collectively the “Filing Subsidiaries” and, together with the Partnership and General Partner, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions”) for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Bankruptcy Petitions are jointly administered by the Court (collectively, such chapter 11 cases, the “Chapter 11 Cases”) under the caption In re Southcross Energy Partners, L.P., Case No. 19-10702-MFW.

On the Petition Date, the Debtors filed a motion with the Court seeking approval of term loan and letter of credit facilities (the “DIP Facilities”) in the aggregate principal amount of $255 million, consisting of (i) a senior secured priming superpriority term loan in the aggregate principal amount of $72.5 million (the “DIP New Money Loan”), (ii) a senior secured priming superpriority term loan in the aggregate principal amount of $55 million (the “DIP LC Loans” and, together with the DIP New Money Loans, the “DIP Term Loans”) to cash collateralize a letter of credit sub-facility for the issuance of letters of credit (including the deemed issuance of existing letters of credit) by certain issuing banks party to the DIP Credit Agreement (as defined below) in an aggregate face amount of $52,597,087.38, and (iii) a senior secured priming superpriority term loan in the aggregate principal amount of $127.5 million, which will be subordinate to the DIP Term Loans, to refinance term loans (the “Rolled-Up Loans”) outstanding under that certain Term Loan Credit Agreement, dated as of August 4,2014, by and among the Partnership, as Borrower, Wilmington Trust, National Association, as Administrative Agent, UBS Securities LLC and Barclays Bank PLC and a syndicate of lenders party thereto (the “Term Loan Agreement”) owed to the DIP Lenders (as defined below) on a dollar-for-dollar basis to the DIP Term Loans provided by the DIP Lenders (the “DIP Roll-Up Loans” and, together with the DIP Term Loans, the “DIP Loans”). On April 2, 2019, the Court entered an interim order (the “Interim Order”) authorizing the Partnership and its subsidiaries (the “DIP Loan Parties”) to enter into the DIP Facilities. The Interim Order allows the DIP Loan Parties to immediately access up to $85.0 million under the DIP Facilities and refinance the their obligations outstanding under prepetition letters of credit (the “Existing Letters of Credit”). However, both the DIP Facilities and the refinancing of such letters of credit and of certain term loans outstanding under the Term Loan Agreement remain subject to entry of a final order by the Court (the “Final Order” and, together with the Interim Order, the “DIP Orders”).

Item 1.01.	Entry into a Material Definitive Agreement.

DIP Facilities

Pursuant to the Interim Order, on April 3, 2019, the DIP Loan Parties entered into a Senior Secured Superpriority Priming Debtor-In-Possession Credit Agreement (the “DIP Credit Agreement”) governing the terms of the DIP Facilities with the lenders party thereto (the “DIP Lenders”), Wells Fargo Bank, N.A., Royal Bank of Canada and UBS AG as issuing banks (the “DIP L/C Issuers”) and Wilmington Trust, National Association, as the administrative agent and the collateral agent thereunder (the “DIP Agent”). On April 3, 2019, the conditions precedent to closing were satisfied and the Partnership made an initial borrowing of $30.0 million of DIP New Money Loans and $55.0 million of DIP LC Loans and the Existing Letters of Credit were deemed issued under the DIP Credit Agreement. Subsequent borrowings and issuances of new letters of credit under the DIP Credit Agreement are also subject to the satisfaction of additional specified conditions precedent.

Borrowings of DIP New Money Loans will bear interest, at the option of the Partnership, at a rate per annum equal to the Alternate Base Rate (as defined in the DIP Credit Agreement) plus 9.00% or the Adjusted LIBO Rate (as defined in the DIP Credit Agreement) plus 10.00%. DIP LC Loans will bear interest at the Alternate Base

Rate plus 9.00%, and DIP Roll-Up Loans will bear interest at the Alternate Base Rate plus 5.25%. Upon the occurrence and continuation of an event of default under the DIP Credit Agreement, the interest rate will increase by 2.00% per annum.

All borrowings under the DIP Facilities will mature on the date that is the earliest to occur of: (i) October 1, 2019 (provided that such date may be extended with the consent of DIP Lenders holding a majority of DIP Loans and unused commitments (the “Required DIP Lenders”) by an additional ninety days subject to certain conditions, including the payment of an extension premium of 1.00% of then outstanding DIP Loans of the consenting DIP Lenders); (ii) the effective date of any chapter 11 plan of the Debtors; (iii) the date on which all or substantially all of the assets of the Debtors are sold in a sale under a chapter 11 plan or pursuant to Section 363 of the Bankruptcy Code; and (iv) the acceleration of the maturity of the DIP Loans upon the occurrence of any event of default.

Use of Proceeds

The proceeds of the DIP Loans may be used in accordance with the DIP Credit Agreement to (i) finance working capital and general corporate purposes of the Partnership and its subsidiaries (including to conduct a sale process pursuant to Section 363 of the Bankruptcy Code and to pay professional fees approved by the Court) in accordance with a budget approved by the Required DIP Lenders (subject to permitted variances); (ii) deem to cancel and reissue the Existing Letters of Credit and the Rolled-Up Loans; (iii) pay for certain transaction costs, fees and expenses of the DIP Agent and the DIP Lenders; (iv) make adequate protection payments pursuant to Inter Order and the Final Order; and (v) pay for certain other costs and expenses of administering the Chapter 11 Cases.

Priority and Collateral

The obligations under the DIP Facilities will be secured by a superpriority lien on substantially all of the assets of each DIP Loan Party pursuant to the Guaranty and Collateral Agreement (as defined in the DIP Credit Agreement and attached thereto as Exhibit E) and the DIP Orders, having the priorities set forth in the DIP Orders.

Affirmative and Negative Covenants

The DIP Credit Agreement provides for certain affirmative and negative covenants applicable to the DIP Loan Parties that are customary for debtor-in-possession facilities of this type, including affirmative covenants requiring reporting by the Partnership in the form of rolling 13-week cash flow forecasts, together with a reasonably detailed written explanation of all material variances from the budget, and negative covenants restricting the ability of the Debtors to incur additional indebtedness, grant liens, dispose of assets, pay dividends or take certain other actions.

Events of Default

The DIP Credit Agreement contains certain events of default that are customary for debtor-in-possession facilities of this type, including: (i) non-payment of principal, interest or other amounts when due; (ii) breaches of representations and warranties; (iii) breaches of covenants in the DIP Credit Agreement or other loan documents; (iv) cross-defaults under other post-petition indebtedness; (v) conversion of the Chapter 11 Cases to a Chapter 7 case; (vi) appointment of a trustee, examiner or receiver in the Chapter 11 Cases; (vii) the Debtors’ failure to pursue a Court hearing no later than 50 days from the Petition Date to consider the sale of all or substantially all of the Debtors’ assets; and (viii) the Final Order is not entered by the Court within 40 days of the Petition Date.

The foregoing description of the DIP Facilities is only a summary and does not purport to be complete, and such description is qualified in its entirety by reference to the full text of the DIP Facilities, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference into this Item 1.01.

Amendment to Term Loan Agreement

In connection with the execution of the DIP Facilities, certain of the Debtors entered into that certain Second Amendment to Term Loan Credit Agreement, dated as of March 31, 2019 (the “Term Loan Amendment”), among such Debtors and the lenders party thereto, in order to clarify the treatment of the “roll up” of certain loans held by the lenders party thereto or affiliates of such lenders. Pursuant to the Term Loan Amendment, among other things, 100% of the proceeds from DIP Roll-Up Loans shall be required to be used by the Debtors to prepay certain of the loans under the Term Loan Agreement (or be deemed to cancel and refinance such loans).

The foregoing description of the Term Loan Amendment is only a summary and does not purport to be complete, and such description is qualified in its entirety by reference to the full text of the Term Loan Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information regarding the DIP Facilities and the Term Loan Amendment set forth in Item 1.01 of this Report is incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 1, 2019, the Partnership was notified by the OTC Markets Group Inc. that its common units, ticker: “SXEEQ”, was being removed from the OTCQX tier of the OTC Markets and downgraded to the OTC Pink, effective April 1, 2019. The Partnership was informed that the foregoing decision was made by the OTC Markets Group Inc. in light of the recently announced filings by the Partnership, its General Partner and the Filing Subsidiaries of the Bankruptcy Petitions.

Item 7.01.	Regulation FD Disclosure.

Additional information is available by calling (866) 967-0671 (US/Canada) or (310) 751-2671 (International). Court filings and other information related to the court-supervised proceedings are available at a website administered by the Partnership’s claims agent, Kurtzman Carson Consultants, at www.kccllc.net/southcrossenergy.

On April 1, 2019, the Partnership issued a press release announcing the filing of the Chapter 11 Cases. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On April 9, 2019, the Partnership issued a press release providing an update on the Bankruptcy Petitions and its Chapter 11 process. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The Partnership cautions that trading in the Partnership’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Partnership’s securities may bear little or no relationship to the actual recovery, if any, by the holders of the Partnership’s securities in the Chapter 11 Cases. The Partnership expects that its equity holders could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

The information included in this Form 8-K under Item 7.01 and Exhibit 99.1 and 99.2 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K may contain forward-looking statements. All statements that are not statements of historical facts, including statements regarding our restructuring process, our Chapter 11 proceedings, our operations, our evaluation of a range of options, including a possible sale of the business, the divestiture of certain assets or a standalone restructuring plan, our financial position, future growth, and the potential emergence by us as a viable, more profitable company, and our intent to make all vendor and supplier payments are forward-looking statements. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” “would”, “potential,” and similar terms and phrases to identify forward-looking statements in this news release. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions could be inaccurate, and, therefore, we cannot assure you that the forward-looking statements included herein will prove to be accurate. These forward-looking statements reflect our intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks, uncertainties and other factors, many of which are outside our control. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors including: the Partnership’s significant indebtedness, the restructuring process, actions taken in our Chapter 11 proceedings, and other risks described in greater detail in our filings with the Securities and Exchange Commission (“SEC”). Please see the Partnership’s “Risk

Factors” and other disclosures included in its Annual Report on Form 10 K for the year ended December 31, 2018 field with the SEC on April 1, 2019, and in subsequently filed Forms 10-Q and 8-K. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. The forward-looking statements herein speak as of the date of this news release. The Partnership undertakes no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Form 8-K, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

The exhibits listed below are filed herewith.

(d) Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1	Senior Secured Superpriority Priming Debtor-in-Possession Credit Agreement, dated as of April 3, 2019, among Southcross Energy Partners, L.P., a Debtor and a Debtor-in-Possession, as Borrower, Wilmington Trust, National Association, as DIP Agent, the Issuing Banks party thereto, and the Lenders party thereto.

10.2	Second Amendment to Term Loan Credit Agreement, dated as of March 31, 2019, among Southcross Energy Partners, L.P., certain of its subsidiaries and the lenders party thereto

99.1	Press Release dated April 1, 2019

99.2	Press Release dated April 9, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southcross Energy Partners, L.P.

	By:	Southcross Energy Partners GP, LLC, its general partner

Dated: April 10, 2019	By:	/s/ Kelly Jameson
Name: Kelly J. Jameson
Title: Senior Vice President and General Counsel